                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned constitutes and appoints Laurel L. Grammig and Thomas
M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2001 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                                 /S/ BRADLEY CURREY, JR.
                                             --------------------------------
                                                     Bradley Currey, Jr.


Dated:  January 23, 2002

                                POWER OF ATTORNEY

         The undersigned constitutes and appoints Laurel L. Grammig and Thomas
M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2001 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                                           /S/ J. HYATT BROWN
                                                     -------------------------
                                                        J. Hyatt Brown


Dated:  January 23, 2002

                                POWER OF ATTORNEY

         The undersigned constitutes and appoints Laurel L. Grammig and Thomas
M. Donegan, Jr., or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the 2001 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                                           /S/ TONI JENNINGS
                                                     --------------------------
                                                        Toni Jennings


Dated:  January 23, 2002

                                POWER OF ATTORNEY

         The undersigned constitutes and appoints Laurel L. Grammig and Thomas
M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2001 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                                          /S/ DAVID H. HUGHES
                                                     --------------------------
                                                        David H. Hughes


Dated:  January 23, 2002

                                POWER OF ATTORNEY

         The undersigned constitutes and appoints Laurel L. Grammig and Thomas
M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2001 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                                          /S/ JAN E. SMITH
                                                     --------------------------
                                                          Jan E. Smith


Dated:  January 23, 2002

                                POWER OF ATTORNEY

         The undersigned constitutes and appoints Laurel L. Grammig and Thomas
M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2001 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                                    /S/ THEODORE J. HOEPNER
                                               --------------------------------
                                                  Theodore J. Hoepner


Dated:  January 23, 2002

                                POWER OF ATTORNEY

         The undersigned constitutes and appoints Laurel L. Grammig and Thomas
M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2001 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                                     /S/ SAMUEL P. BELL, III
                                              ---------------------------------
                                               Samuel  P. Bell, III


Dated:  January 23, 2002

                                POWER OF ATTORNEY

         The undersigned constitutes and appoints Laurel L. Grammig and Thomas
M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2001 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                                   /S/ JIM W. HENDERSON
                                          ------------------------------------
                                               Jim W. Henderson

Dated:  January 23, 2002

                                POWER OF ATTORNEY

         The undersigned constitutes and appoints Laurel L. Grammig and Thomas
M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2001 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                                       /S/ JOHN R. RIEDMAN
                                              ---------------------------------
                                                 John R. Riedman

Dated:  January 23, 2002

                                POWER OF ATTORNEY

         The undersigned constitutes and appoints Laurel L. Grammig and Thomas
M. Donegan, Jr., or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2001 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                                     /S/ CORY T. WALKER
                                             ---------------------------------
                                               Cory T. Walker

Dated: January 23, 2002